ADVANCED SERIES TRUST

AST Goldman Sachs Strategic Income Portfolio

Supplement dated June 19, 2018 to the

Currently Effective Prospectus and Summary Prospectus

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) for the Advanced Series Trust (the Trust) and the Summary Prospectus (the Summary Prospectus) for the AST Goldman Sachs Strategic Income Portfolio (the Portfolio), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have meanings given to them in the Summary Prospectus and the Trust’s Prospectus.

New Subadvisory Arrangement, Name Change and Investment Strategy Change

The Board of Trustees of the Trust recently approved: (i) replacing Goldman Sachs Asset Management, L.P. as a subadviser to the Portfolio with Pacific Investment Management Company, LLC; (ii) changing the name of the Portfolio to the AST PIMCO Dynamic Bond Portfolio; and (iii) revising the investment strategies of the Portfolio.

These changes are expected to become effective on or about September 17, 2018. More detailed information relating to this transition will be made available to beneficial shareholders of the Portfolio in a Schedule 14C Information Statement which will be posted to the Portfolio’s website within 90 days of the effective date of the transition. More detailed information will also be included in an additional supplement to the Portfolio’s Summary Prospectus, and the Trust’s Prospectus and SAI on or about the effective date of the transition.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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